UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2018

QUALCOMM INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-19528	95-3685934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5775 Morehouse Drive

San Diego, California 92121

(Address of principal executive offices) (zip code)

(858) 587-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                           Entry into a Material Definitive Agreement.

Amendment No. 1 to Purchase Agreement

On February 20, 2018, Qualcomm River Holdings B.V. (“Buyer”), a private company with limited liability organized under the laws of The Netherlands and an indirect, wholly owned subsidiary of QUALCOMM Incorporated (“Qualcomm”), and NXP Semiconductors N.V., a public limited liability company organized under the laws of The Netherlands (“NXP”), entered into Amendment No. 1 (the “Amendment”) to the Purchase Agreement, dated as of October 27, 2016 (the “Purchase Agreement”), between Buyer and NXP.

Pursuant to the terms of the Purchase Agreement, Buyer commenced a tender offer (the “Offer”) to purchase all of the issued and outstanding common shares, par value EUR 0.20 per share, of NXP (the “NXP Shares”).  Under the terms of the Amendment, the Offer Consideration (as defined in the Purchase Agreement) was increased from $110.00 per NXP Share, net to the seller in cash, without interest, but subject to any applicable withholding taxes, to $127.50 per NXP Share, net to the seller in cash, without interest, but subject to any applicable withholding taxes.  In addition, Buyer and NXP agreed to reduce the Minimum Condition (as defined in the Purchase Agreement) to 70% of the outstanding NXP Shares as of the expiration of the Offer. Buyer has also agreed that it will not rescind or otherwise reduce any of the commitments that, as of the date of the Amendment, it has accepted or proposed to a governmental authority in connection with obtaining the approvals under the HSR Act, EU Merger Regulation and the Other Required Antitrust Approvals (each as defined in the Purchase Agreement).

Other than as expressly modified pursuant to the Amendment, the Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K that was filed with the Securities and Exchange Commission by Qualcomm on October 27, 2016, remains in full force and effect as originally executed on October 27, 2016.  The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Tender and Support Agreements

Concurrently with entering into the Amendment, nine shareholders of NXP, including funds affiliated with Elliott Advisors (UK) Limited and Soroban Capital Partners LP, who collectively own more than 28% of the outstanding NXP Shares (excluding additional economic interests through derivatives), have each entered into a Tender and Support Agreement with Buyer (each a “Tender and Support Agreement” and, collectively, the “Tender and Support Agreements”).  Pursuant to the Tender and Support Agreements, such shareholders have agreed to tender into the Offer all NXP Shares beneficially owned by them and not to withdraw any such NXP Shares previously tendered.  They have also agreed to vote all NXP Shares directly or indirectly owned by them in favor of any proposal recommended by the board of directors of NXP (the “NXP Board”) that is intended to facilitate the consummation of the transactions contemplated by the Purchase Agreement and against (i) any action or agreement that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty of NXP contained in the Purchase Agreement or the Amendment, or of such shareholder contained in the Tender and Support Agreement, or (B) result in any of the conditions to the Offer not being satisfied on or before the End Date (as defined in the Purchase Agreement) and (ii) against any Alternative Acquisition Proposal (as defined in the Purchase Agreement) (or any proposal relating to an Alternative Acquisition Proposal) and against any other proposed action, agreement or transaction involving NXP that would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Offer or the other transactions contemplated by the Purchase Agreement, including (x) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving NXP (other than the Offer or the other transactions contemplated by the Purchase Agreement), (y) a sale, lease, license or transfer of a material amount of assets (including, for the avoidance of doubt, NXP’s intellectual property rights and capital stock of its subsidiaries) of NXP or any reorganization, recapitalization or liquidation of NXP or (z) any change in the present authorized capitalization of NXP or any amendment or other change to NXP’s organizational documents.  Under the Tender and Support Agreements, such shareholders have also agreed, subject to limited exceptions, not to transfer, assign or otherwise dispose of the NXP Shares beneficially owned by them prior to April 25, 2018 other than pursuant to the Offer; provided that such shareholders will remain subject to the tendering and voting commitments described above with respect to any NXP Shares that they continue to hold after April 25, 2018.

The Tender and Support Agreements will terminate upon the occurrence of certain circumstances, including (x) a termination of the Purchase Agreement in accordance with its terms, (y) a material breach of the Tender and Support Agreements by Buyer or (z) upon any modification, waiver or amendment to the Purchase Agreement in a manner that decreases the Offer Consideration, changes the form of the Offer Consideration or otherwise would be adverse to such shareholder with respect to timing or certainty of the closing of the Offer.

The foregoing description of the Tender and Support Agreements does not purport to be complete, and is qualified in its entirety by reference to the full text of each of the Tender and Support Agreements, which are attached hereto as Exhibit 10.1 through Exhibit 10.9 inclusive, and which are incorporated herein by reference.

Item 7.01                           Regulation FD Disclosure.

On February 20, 2018, Qualcomm issued a press release announcing the execution of the Amendment. A copy of the press release is attached hereto as Exhibit 99.1.  In addition, on February 20, 2018, Qualcomm posted an investor presentation on its website at http://investor.qualcomm.com containing supplemental information regarding the proposed transaction and the Amendment.  A copy of the presentation is attached hereto as Exhibit 99.2.

The information under Item 7.01 in this Form 8-K and in Exhibit 99.1 and Exhibit 99.2 shall be deemed “furnished” and not “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document. The information under Item 7.01 in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                   Financial Statements and Exhibits

(d)                     Exhibits

Exhibit No.	Description
2.1	Amendment No. 1, dated February 20, 2018, to Purchase Agreement, dated as of October 27, 2016, by and between Qualcomm River Holdings B.V. and NXP Semiconductors N.V.

10.1	Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., Arrowgrass Master Fund Ltd. and Arrowgrass Customised Solutions I Limited.

10.2

Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., D. E. Shaw Valence Portfolios, L.L.C., D. E. Shaw Kalon Portfolios, L.L.C., D. E. Shaw Orienteer Portfolios, L.L.C., D. E. Shaw Oculus Portfolios, L.L.C., D. E. Shaw Orienteer X Portfolios, L.L.C. and D. E. Shaw Asymptote Portfolios, L.L.C.

10.3

Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., Davidson Kempner International Ltd., Davidson Kempner Institutional Partners, L.P., Davidson Kempner Partners and M.H. Davidson & Co.

10.4

Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., Elliott Associates, L.P., Elliott Associates International, L.P. and Elliott International Capital Advisors Inc.

10.5

Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners V, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Offshore Investors II, L.P., Farallon Capital F5 Master I, L.P., Farallon Capital (AM) Investors, L.P. and Farallon Capital Institutional Partners III, L.P.

10.6	Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., HBK Master Fund L.P. and HBK Merger Strategies Master Fund L.P.

10.7	Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., Pentwater Capital Management LP.

10.8	Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., Soroban Master Fund LP and Soroban Opportunities Master Fund LP.

10.9	Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., TIG Advisors, LLC.

99.1	Press Release of QUALCOMM Incorporated, dated February 20, 2018.

99.2	Investor Presentation, dated February 20, 2018.

Additional Information and Where to Find It

This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any common shares of NXP Semiconductors N.V. (“NXP”) or any other securities. Qualcomm River Holdings B.V. (“Buyer”), an indirect, wholly owned subsidiary of Qualcomm Incorporated (“Qualcomm”), has filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal, and related documents with the United States Securities and Exchange Commission (the “SEC”) and NXP has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer. The offer to purchase common shares of NXP is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO, in each case as amended from time to time. THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS OF NXP ARE URGED TO READ THESE DOCUMENTS, AS FILED AND AS MAY BE AMENDED FROM TIME TO TIME, CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT SUCH HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov. In addition, free copies of these documents may be obtained by contacting Innisfree M&A Incorporated, the information agent for the tender offer, toll free at (888) 750-5834 (for shareholders) or collect at (212) 750-5833 (for banks and brokers).

Cautionary Note Regarding Forward Looking Statements

Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “may”, “plan”, “project”, “predict”, “should” and “‘will” and similar expressions as they relate to Qualcomm, Buyer or NXP are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties concerning the parties’ ability to complete the tender offer and close the proposed transaction, the expected closing date of the transaction, the financing of the transaction, the anticipated benefits and synergies of the transaction, anticipated future combined businesses, operations, products and services, and liquidity, debt repayment and capital return expectations. Actual events or results may differ materially from those described in this document due to a number of important factors. These factors include, among others, the outcome of regulatory reviews of the proposed transaction; the ability of the parties to complete the transaction; the ability of Qualcomm to successfully integrate NXP’s businesses, operations (including manufacturing and supply operations), sales and distribution channels, business and financial systems and infrastructures, research and development, technologies, products, services and employees; the ability of the parties to retain their customers and suppliers; the ability of the parties to minimize the diversion of their managements’ attention from ongoing business matters; Qualcomm’s ability to manage the increased scale, complexity and globalization of its business, operations and employee base post-closing; and other risks detailed in Qualcomm’s and NXP’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K and NXP’s most recent Annual Report on Form 20-F and in any subsequent reports on Form 6-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com, and SEC filings for NXP are available in the Investor Relations section of NXP’s website at www.nxp.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 1, dated February 20, 2018, to Purchase Agreement, dated as of October 27, 2016, by and between Qualcomm River Holdings B.V. and NXP Semiconductors N.V.

10.1	Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., Arrowgrass Master Fund Ltd. and Arrowgrass Customised Solutions I Limited.

10.2

Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., D. E. Shaw Valence Portfolios, L.L.C., D. E. Shaw Kalon Portfolios, L.L.C., D. E. Shaw Orienteer Portfolios, L.L.C., D. E. Shaw Oculus Portfolios, L.L.C., D. E. Shaw Orienteer X Portfolios, L.L.C. and D. E. Shaw Asymptote Portfolios, L.L.C.

10.3

Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., Davidson Kempner International Ltd., Davidson Kempner Institutional Partners, L.P., Davidson Kempner Partners and M.H. Davidson & Co.

10.4

Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., Elliott Associates, L.P., Elliott Associates International, L.P. and Elliott International Capital Advisors Inc.

10.5

Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners V, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Offshore Investors II, L.P., Farallon Capital F5 Master I, L.P., Farallon Capital (AM) Investors, L.P. and Farallon Capital Institutional Partners III, L.P.

10.6	Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., HBK Master Fund L.P. and HBK Merger Strategies Master Fund L.P.

10.7	Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., Pentwater Capital Management LP.

10.8	Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., Soroban Master Fund LP and Soroban Opportunities Master Fund LP.

10.9	Tender and Support Agreement, dated as of February 20, 2018, by and among Qualcomm River Holdings B.V., TIG Advisors, LLC.

99.1	Press Release of QUALCOMM Incorporated, dated February 20, 2018.

99.2	Investor Presentation, dated February 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 20, 2018

QUALCOMM INCORPORATED

By:	/s/ George S. Davis
George S. Davis
Executive Vice President and Chief Financial Officer